UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 8, 2024

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	333-258176	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: none

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.
As previously announced, on January 16, 2024, FirstSun Capital Bancorp, which we refer to as “FirstSun,” and HomeStreet, Inc., which we refer to as “HomeStreet,” entered into an Agreement and Plan of Merger, which we refer to as the “merger agreement,” that provides for the combination of FirstSun and HomeStreet. Under the merger agreement, a wholly-owned subsidiary of FirstSun will merge with and into HomeStreet, with HomeStreet remaining as the surviving entity and becoming a wholly-owned subsidiary of FirstSun, in a transaction we refer to as the “merger.” This surviving entity, immediately following the merger and as part of a single integrated transaction, will merge with and into FirstSun, in a transaction we refer to as the “second step merger,” and together with the merger, as the “mergers.” Immediately following the completion of the second step merger, HomeStreet’s wholly-owned subsidiary, HomeStreet Bank, a Washington state-chartered, non-member bank, will merge with and into FirstSun’s wholly-owned subsidiary, Sunflower Bank, National Association, a national banking association, with Sunflower Bank as the surviving bank, in a transaction we refer to as the “bank merger.” In connection with the proposed mergers and bank merger, the following financial statements are provided:
•Audited consolidated financial statements of HomeStreet, Inc. and its subsidiaries (the Company) as of December 31, 2023 and December 31, 2022, and for each of the years in the three-year period ended December 31, 2023, the notes related thereto, and the reports dated March 6, 2024, relating to such consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting.
•Unaudited pro forma condensed combined financial statements of FirstSun as of and for the year ended December 31, 2023 and the notes related thereto.
The pro forma financial statements give pro forma effect to the mergers and the related transactions that have occurred or will occur in connection with the proposed merger, including the sale by FirstSun of shares of its common stock in connection with, and subject to, the completion of the proposed merger. The pro forma financial statements are derived from the historical financial statements of FirstSun and HomeStreet. The pro forma financial statements are preliminary and reflect a number of assumptions, including, among others, that the mergers, the bank merger and the related transactions will be consummated. There can be no assurance that any of such transactions will be consummated or that the actual terms of such transactions will not differ materially from FirstSun’s current expectations.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In general, forward-looking statements can be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing, completion, financial benefits, and other effects of the proposed mergers and bank merger. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial conditions to differ materially from those expressed in or implied by such statements.
Factors that could cause or contribute to such differences include, but are not limited to, (1) expected cost savings, synergies and other financial benefits from the mergers and bank merger not being realized within the expected time frames and costs or difficulties relating to integration matters being greater than expected, (2) the ability of HomeStreet to obtain the necessary approval by its shareholders, (3) the ability of FirstSun and HomeStreet to obtain required governmental approvals of the mergers and bank merger, (4) the ability of FirstSun to consummate their investment agreements to obtain the necessary capital to support the transaction, and (5) the failure of the closing conditions in the definitive merger agreement to be satisfied, or any unexpected delay in closing the mergers. Further information regarding additional factors that could affect the forward-looking statements can be found in the cautionary language included under the headings “Cautionary Note Regarding Forward-Looking Statements” (in the case of FirstSun), “Forward-Looking Statements” (in the case of HomeStreet), and “Risk Factors” in FirstSun’s and HomeStreet’s Annual Reports on Form 10-K for the year ended December 31, 2023, and other documents subsequently filed by FirstSun and HomeStreet with the U.S. Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses to be Acquired.
The audited consolidated financial statements of HomeStreet, Inc. and its subsidiaries (the Company) as of December 31, 2023 and December 31, 2022, and for each of the years in the three-year period ended December 31, 2023, the notes related thereto, and the reports dated March 6, 2024, relating to such consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting, are filed as Exhibit 99.2 hereto.
(b) Pro Forma Financial Information.
Unaudited pro forma condensed combined financial statements of FirstSun as of and for the year ended December 31, 2023 and the notes related thereto are filed as Exhibit 99.1 hereto.
(d) Exhibits.
EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm of HomeStreet, Inc.

23.2	Consent of Crowe LLP, independent registered public accounting firm of HomeStreet, Inc.

99.1	Unaudited pro forma condensed combined financial statements of FirstSun Capital Bancorp for the year ended December 31, 2023 and the notes related thereto.

99.2
Audited consolidated financial statements of HomeStreet, Inc. and its subsidiaries (the Company) as of December 31, 2023 and December 31, 2022, and for each of the years in the three-year period ended December 31, 2023, the notes related thereto, and the reports dated March 6, 2024, relating to such consolidated financial statements of the Company and the effectiveness of the Company’s internal control over financial reporting.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: March 8, 2024	By:	/s/ Robert A. Cafera, Jr.
	Name:	Robert A. Cafera, Jr.
	Title:	Chief Financial Officer